Exhibit 10.1

CRYPTODEBT AND NOTE PURCHASE AGREEMENT

This CRYPTODEBT AND NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of July 31, 2015, is by and among Overstock.com, Inc., a Delaware corporation (“Overstock”), Medici, Inc., a Utah corporation and majority-owned subsidiary of Overstock (“Medici”), and FNY Managed Accounts LLC, a Delaware limited liability company and wholly-owned subsidiary of First New York Securities L.L.C., a New York limited liability company (FNY Managed Accounts LLC, including its successors and permitted assigns, being herein called “First New York”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(c) promulgated thereunder, Overstock desires to issue and sell to First New York, and First New York desires to purchase from Overstock, $5,000,000 aggregate principal amount of uncertificated digital debt, the ownership, transfer and principal payment of which will be recorded on a public cryptographically-secured distributed ledger system (the “Cryptodebt”; the issuance of which is herein called the “Cryptodebt Issuance” ); and

WHEREAS, concurrently with and conditioned upon the Cryptodebt Issuance, and subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, First New York desires to issue and sell to Overstock, and Overstock desires to purchase from First New York, $5,000,000 aggregate principal amount of unsecured debt to be represented by the promissory note in the form attached as Exhibit A hereto (the “Promissory Note”; the issuance of which is herein called the “First New York Debt Issuance”, and together with the Cryptodebt Issuance, the “Transactions”);

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Overstock and First New York hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1                               Definitions.  In addition to the capitalized terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Adverse Consequences” mean all liabilities, losses, claims, damages (including direct, consequential and/or special damages), punitive damages, causes of action, lawsuits, administrative proceedings (including informal proceedings), investigations, audits, demands, assessments, adjustments, judgments, settlement payments, deficiencies, taxes, penalties, fines, interest (including interest from the date of such damages) and costs and expenses (including reasonable attorney’s fees and disbursements of every kind, nature and description and cost of litigation and investigation proceedings).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act.  With respect to First New York, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as First New York will be deemed to be an Affiliate of First New York.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of Utah or the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the concurrent closing of the purchase and sale of (a) the Cryptodebt and (b) the Promissory Note, all pursuant to this Agreement.

“Closing Date” means the date of the Closing.

“Commission” means the U.S. Securities and Exchange Commission.

“Escrow Agent” means Citibank, N.A., as escrow agent under the Escrow Agreement.

“Escrow Agreement” means the Escrow Agreement dated on or about the date hereof between Overstock, First New York and the Escrow Agent.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any domestic or foreign entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, department, board, commission, court, tribunal, judicial body or instrumentality of any union of nations, federation, nation, state, municipality, county, locality or other political subdivision thereof, including the U.S. Securities and Exchange Commission and any similar state authority.

“Laws” mean all constitutions, laws, statutes, ordinances, rules, rulings, regulations, Orders, charges, directives, determinations, executive orders, writs, judgments, injunctions or decrees of any Governmental Authority.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company and any successor thereto, in its capacity as such under the Transfer Agent Agreement.

“Transfer Agent Agreement” means the Transfer Agent Agreement dated on or about the date hereof between Continental Stock Transfer & Trust Company, as Agent, and Overstock.

“Transaction Documents” means this Agreement and all other agreements, instruments or other documents executed in connection with the transactions contemplated hereby.

ARTICLE 2

PURCHASE AND SALE

2.1                               General.  The Cryptodebt and the Promissory Note are each being offered and sold without registration under the Securities Act, in reliance on exemptions therefrom and pursuant to the representations and warranties of the parties as set forth in this Agreement.  First New York agrees until such time, if any, as the Cryptodebt are no longer “restricted securities” under the Securities Act, the records of the Transfer Agent relating to the Cryptodebt shall include such notations regarding the restricted nature of the Cryptodebt as set forth in Exhibit E.

2.2                               Closing; Escrow.  Unless this Agreement shall have been terminated and the Transactions shall have been abandoned, the Closing shall take place at 9am ET at the offices of Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10112, one (1) Business Day following the satisfaction or waiver of the conditions set forth in Section 2.4 hereof.  Each of the purchase price for the Cryptodebt Issuance and the purchase price for the First New York Debt Issuance shall be funded into an escrow account established pursuant to the Escrow Agreement as described herein, and the transactions shall be simultaneously closed upon release of the escrow.  At the Closing, the parties hereby instruct the Escrow Agent to release: (a) $5,000,000 to be paid to Overstock in consideration of the Issuance of the Cryptodebt, (b) $5,000,000 to be paid to First New York in consideration of the Promissory Note, and (c) $200,000 to be paid to First New York as an additional payment (the “FNY Payment”).  The parties hereto shall also release all of the closing deliverables set forth in Section 2.3, pending the release of the escrow.

2.3                               Deliveries.  On or prior to the Closing Date, the parties shall deliver the following (into escrow with the Escrow Agent to the extent described below):

(a)                                 Overstock, First New York and the Escrow Agent shall execute and deliver the Escrow Agreement.

(b)                                 Overstock and the Transfer Agent shall execute and deliver the Transfer Agent Agreement.

(c)                                  Overstock shall deliver to the Escrow Agent, via wire transfer of immediately available funds, the $5,000,000 aggregate principal amount to be paid by Overstock for its purchase of the Promissory Note at the Closing, plus any fees and expenses of the Escrow Agent.

(d)                                 Overstock shall deliver the FNY Payment to the Escrow Agent, via wire transfer of immediately available funds.

(e)                                  First New York shall deliver to the Escrow Agent, via wire transfer of immediately available funds, the $5,000,000 aggregate principal amount to be paid by First New York for its purchase of the Cryptodebt at the Closing.

(f)                                   First New York shall deliver to Overstock a duly executed authorization in the form attached hereto as Exhibit D as to the creation of the asymmetric key pairs and digital wallets to be used to hold digital assets and liabilities related to First New York’s purchase of the Cryptodebt;

(g)                                  First New York shall deliver the duly executed Promissory Note to the Escrow Agent for delivery to Overstock upon release of the escrow.

(h)                                 Overstock and Medici shall deliver the Cryptodebt to First New York by causing appropriate entries to the bitcoin blockchain as set forth in Section 4.1 and Section 4.2 of this Agreement.

(i)                                     First New York shall deliver to the Escrow Agent and to Overstock a duly completed and accurately executed IRS Form W-9 or IRS Form W-8, as applicable.

(j)                                    Overstock shall deliver to the Escrow Agent and to First New York a duly completed and accurately executed IRS Form W-9 or IRS Form W-8, as applicable.

(k)                                 Each of First New York and Overstock shall deliver to each other the Joint Written Instruction to the Escrow Agent in the form attached hereto as Exhibit F, signed by the other party.

(l)                                     Overstock shall deliver to First New York the officer’s certificate set forth in Section 2.4(b)(vi).

(m)                             Medici shall deliver to First New York the officer’s certificate set forth in Section 2.4(b)(vii).

(n)                                 First New York shall deliver to Overstock the officer’s certificate set forth in Section 2.4(a)(vii).

(o)                                 First New York and Overstock shall each deliver any additional information, documentation or agreements as they may agree are reasonably necessary in order to effect the Closing in accordance with this Agreement.

2.4                               Closing Conditions.

(a)                                 Conditions of Overstock and Medici.  The obligations of Overstock and Medici hereunder to consummate the Closing are subject to the following conditions being met or waived by Overstock prior to the Closing:

(i)                                     the accuracy in all material respects when made and on the Closing Date of the representations and warranties of First New York contained herein (except with respect to representations and warranties which relate to a specific date, in which case such representations and warranties shall continue to be materially accurate as of such date);

(ii)                                 all obligations, covenants and agreements of First New York required to be performed at or prior to the Closing Date shall have been performed;

(iii)                             the receipt by the Escrow Agent of the purchase price for the Cryptodebt Issuance;

(iv)                              all items described in Section 2.3 of this Agreement (other than the delivery of items solely within the control of Overstock or Medici) shall have been delivered; and

(v)                                 a certificate from a duly authorized officer of First New York, dated as of the Closing Date, stating that the closing conditions set forth in Section 2.4(a)(i) and Section 2.4(a)(ii) have been satisfied.

(b)                                 Conditions of First New York.  The obligations of First New York hereunder to consummate the Closing are subject to the following conditions being met or waived by First New York prior to the Closing:

(i)                                     the accuracy in all material respects on the Closing Date of the representations and warranties of Overstock and Medici contained herein (except with respect to representations and warranties which relate to a specific date, in which case such representations and warranties shall continue to be materially accurate as of such date);

(ii)                                 all obligations, covenants and agreements of Overstock and Medici required to be performed at or prior to the Closing Date shall have been performed;

(iii)                             the approval and adoption of this Agreement by the affirmative vote or written consent of the board of directors of First New York to consummate the Transactions;

(iv)                              the receipt by the Escrow Agent of the purchase price for the First New York Debt Issuance;

(v)                                 all items described in Section 2.3 of this Agreement (other than the delivery of items solely within the control of First New York) shall have been delivered; and

(vi)                              a certificate from a duly authorized officer of Overstock, dated as of the Closing Date, stating that the closing conditions set forth Section 2.4(b)(i) and Section 2.4(b)(ii) have been satisfied.

(vii)                           a certificate from a duly authorized officer of Medici, dated as of the Closing Date, stating that the closing conditions set forth Section 2.4(b)(i) and Section 2.4(b)(ii) have been satisfied.

(c)                                  Conditions of First New York, Overstock and Medici.  The obligations of First New York, Overstock and Medici hereunder to consummate the Closing are subject to the following conditions being met or waived by each of the parties hereto prior to the Closing:

(i) No Law that restrains, enjoins or otherwise prohibits the Transactions shall have been enacted, adopted or promulgated and be in effect;

(ii) No temporary restraining order, preliminary or permanent injunction, decree, judgment, legal restraint or other order of a court of competent jurisdiction or other Governmental Authority (an “Order”) which impairs, restrains, enjoins or otherwise prohibits the Transactions shall have been issued, entered or enforced; and

(iii) No action or proceeding by a Governmental Authority seeking an Order which impairs, restrains, enjoins or otherwise prohibits the Transactions shall be pending or threatened, and no Governmental Authority has indicated that it is considering taking such action or taking any other action against any of the parties hereto or their Affiliates or reviewing the Transactions.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1                               Representations and Warranties of Overstock and Medici.   Each of Overstock and Medici hereby makes the following representations and warranties to First New York:

(a)                                 Organization and Qualification.  Each of Overstock and Medici is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and Utah, respectively, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.  Each of Overstock and Medici is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)                                 Authorization.  Each of Overstock and Medici has all corporate power and corporate authority to enter into this Agreement and to consummate the Transactions.  All corporate action on the part of each of Overstock and Medici, and their respective officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of each of Overstock and Medici hereunder has been taken or will be taken prior to the Closing.  This Agreement, when executed and delivered by each of Overstock and Medici, shall constitute the valid and legally binding obligations of Overstock and Medici, respectively, enforceable against Overstock and Medici, respectively, in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)                                  No Conflict.

(i)                                     The execution, delivery and performance by each of Overstock and Medici of this Agreement and the consummation by each of Overstock and Medici of the Transactions will not: (A) violate or conflict with the respective organizational documents of Overstock and Medici; (B) violate any provision of Law to which each of Overstock and Medici is subject or violate or conflict with any Order applicable to each of Overstock and Medici; or (C) violate, breach or constitute a default (with or without notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration of any right, remedy or obligation under any term or provision of any material contract or agreement to which each of Overstock and Medici is a party.

(ii)                                  The execution, delivery and performance by each of Overstock and Medici of this Agreement and the consummation by each of Overstock and Medici of the Transactions do not require any consent from, registration, declarations or other filing with or approval or authorization of any Governmental Authority by or with respect to each of Overstock and Medici (other than filings that have been made or may be made after the Closing, as set forth in Schedule I hereto).

(iii)                               The execution, delivery and performance by each of Overstock and Medici of this Agreement and the other Transaction Documents and the consummation by each of Overstock and Medici of the Transactions do not require any consent from, registration, declaration or other filing with or approval or authorization of any third party by or with respect Overstock and Medici, respectively.

(d)                                 Issuance of the Cryptodebt.  The Cryptodebt to be issued at the Closing has been duly authorized by Overstock and, when issued and paid for in accordance with this Agreement and the applicable Transaction Documents, will be the valid and legally binding obligation of Overstock.

(e)                                  Certain Fees.  First New York shall have no obligation with respect to any broker’s or finder’s fees as a result of any action by Overstock relating to the transactions contemplated hereby.

(f)                                   No Transfers, Registration or Market.  Overstock understands that without the prior written consent of First New York, neither the Promissory Note nor any interest in the Promissory Note can be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered, and that no market is expected to exist for the resale of the Promissory Note.  Overstock understands that the offer and sale of the Promissory Note has not been registered under the Securities Act or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and that under applicable law the Promissory Note cannot be resold unless so registered or unless an exemption from registration is available.  Overstock understands that First new York will not register the Promissory Note for sale or resale under any law or in any jurisdiction.  Overstock is acquiring the Promissory Note for its own account and not with a view to or for distributing or reselling such Promissory Note or any part thereof or interest therein.  Overstock is acquiring the Promissory Note hereunder in the ordinary course of its business.  Notwithstanding the foregoing, transfers shall be permitted pursuant to Section 4.1(g) and Section 4.1(h) hereof.

(g)                                  Compliance with Laws.  Overstock has conducted all necessary reviews and analyses and has determined that the authorization and issuance of the Cryptodebt (i) shall be made in compliance and not in violation of all applicable Laws and (ii) does not require any consents or approval from, or filing with, any Governmental Authority or any other Person.

(h)                                 Purchaser Status.   At the time Overstock was offered the Promissory Note it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a)(3) under the Securities Act.

(i)                                     No Other Representations.  Each of Overstock and Medici acknowledges that neither First New York nor any other individual or entity has made any representation,

warranty, guarantee or other promise, assurance or agreement regarding the purchase of the Cryptodebt except as expressly set forth herein.

3.2                               Representations and Warranties of First New York.  First New York hereby represents and warrants to Overstock as follows:

(a)                                 Organization and Qualification.  First New York is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted.  First New York is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)                                 Authorization.  All action on the part of First New York, its officers, managers, members or other governing authorities necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of First New York hereunder has been taken or will be taken prior to the Closing.  This Agreement, when executed and delivered by First New York, shall constitute the valid and legally binding obligation of First New York, enforceable against First New York in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)                                  No Conflict.   Assuming the accuracy of the representations and warranties of Overstock in Section 3.1 hereof and based on the information furnished by Overstock to First New York, First New York hereby further represents and warrants to Overstock as of the date hereof and as of the Closing Date as follows:

(i)                                     The execution, delivery and performance by First New York of this Agreement and the consummation by First New York of the Transactions will not: (A) violate or conflict with the organizational documents of First New York; (B) violate any provision of Law to which First New York is subject or violate or conflict with any Order applicable to First New York; or (C) violate, breach or constitute a default (with or without notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration of any right, remedy or obligation under any term or provision of any material contract or agreement to which First New York is a party.

(ii)                                  The execution, delivery and performance by First New York of this Agreement and the consummation by First New York of the Transactions do not require any consent from, registration, declarations or other filing with or approval or authorization of any Governmental Authority by or with respect to First New York (other than filings that have been made or may be made after the Closing).

(iii)                               The execution, delivery and performance by First New York of this Agreement and the other Transaction Documents and the consummation by First New York of the Transactions do not require any consent from, registration, declaration or other filing with or approval or authorization of any third party by or with respect to First New York.

(d)                                 Issuance of the Promissory Note.  The Promissory Note to be issued at the Closing has been duly authorized by First New York and, when issued and paid for in accordance with this Agreement and the applicable Transaction Documents, will be the valid and legally binding obligation of First New York.

(e)                                  Certain Fees.  Overstock shall have no obligation with respect to any broker’s or finder’s fees as a result of any action by First New York relating to the transactions contemplated hereby other than the FNY Payment payable to First New York pursuant to this Agreement.

(f)                                   No Transfers, Registration or Market.  First New York understands that without the prior written consent of Overstock, neither the Cryptodebt nor any interest in the Cryptodebt can be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered, and that no market is expected to exist for the resale of any Cryptodebt.  First New York understands that the offer and sale of the Cryptodebt has not been registered under the Securities Act or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and that under applicable law the Cryptodebt cannot be resold unless so registered or unless an exemption from registration is available.  First New York understands that Overstock will not register the Cryptodebt for sale or resale under any law or in any jurisdiction.  First New York is acquiring the Cryptodebt for its own account and not with a view to or for distributing or reselling such Cryptodebt or any part thereof or interest therein.  Notwithstanding the foregoing, transfers shall be permitted pursuant to Section 4.1(g) and Section 4.1(h) hereof.

(g)                                  Purchaser Status.  At the time First New York was offered the Cryptodebt, it was, and at the date hereof it is a “qualified institutional buyer” as defined in Rule 144A(a)(1) under the Securities Act that qualifies as an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.  First New York is registered as a broker-dealer under Section 15 of the Exchange Act.

(h)                                 Principal Place of Business.  The principal place of business of First New York is in the state of New York.

(i)                                     No Other Representations.  First New York acknowledges that neither Overstock nor any other individual or entity has made any representation, warranty, guarantee or other promise, assurance or agreement regarding the purchase of the Cryptodebt except as expressly set forth herein.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1                               Terms of the Cryptodebt.  Overstock hereby promises to pay to First New York the principal amount of, interest on, and any redemption premium on, the Cryptodebt, in accordance with the following terms and the terms set forth in Section 4.2 hereof.

(a)                                 Term.  The Cryptodebt shall have a term of five years and shall be due and payable on the fifth anniversary of the Closing Date (the “Maturity Date”).

(b)                                 Interest.  The outstanding principal amount of the Cryptodebt shall bear interest at 7.0% per annum, and interest shall be payable annually in arrears for the preceding calendar year on the last business day of each January.  Notwithstanding the foregoing, all then accrued unpaid interest shall be due and payable on the Maturity Date or on the date of any prior prepayment or redemption of the Cryptodebt.

(c)                                  No Security, No Priority.  The Cryptodebt shall be the general unsecured obligation of Overstock and shall have no contractual priority over any other debt of Overstock.

(d)                                 Overstock Bank Statements. On each Business Day commencing on the Closing Date and until the date on which the Cryptodebt is repurchased or redeemed pursuant to the terms of this Agreement, Overstock shall furnish to First New York a copy of the bank statements to Overstock’s primary operating bank account showing Overstock’s cash balance for such Business Day.

(e)                                  Cryptodebt Uncertificated; Trading Restriction.  The Cryptodebt shall be uncertificated.  The Cryptodebt cannot be traded except with the prior written consent of Overstock and by utilizing a specific novel closed-system trading platform that is a registered Alternative Trading System based on the bitcoin blockchain and in accordance with the procedures described in Section 4.2 hereof.

(f)                                   Records.  The issuance and any transfers of the Cryptodebt shall be recorded on the bitcoin blockchain as set forth in Section 4.2 hereof. The Transfer Agent shall maintain records reflecting ownership and transfer of the Cryptodebt as set forth in Section 4.2 hereof.  In the event of discrepancies between the records of the Transfer Agent and the balances shown on the bitcoin blockchain, the bitcoin blockchain shall control; provided, however, that if the bitcoin blockchain balances are unavailable at any time, the records of the Transfer Agent shall control.  Any adjustment made to the balances reflected on the bitcoin blockchain and the records of the Transfer Agent is subject to the prior written consent of First New York.  In no event shall any such adjustment made without the prior written consent of First New York affect the ownership of the Cryptodebt acquired by First New York under this Agreement (including the number of Cryptodebt securities acquired by First New York).

(g)                                  Put Right.  First New York shall have the right (the “Put Right”) to require Overstock to repurchase all, but not less than all, of the outstanding Cryptodebt, at any time after Closing.  The price Overstock shall be required to pay upon exercise of the Put Right (the “Put Repurchase Price”) shall depend on the date on which the Put Right is exercised.  If First New York exercises the Put Right at any time before November 2, 2015, the amount Overstock shall be obligated to pay to First New York in full satisfaction of all of Overstock’s obligations under the Cryptodebt shall be an amount equal to 96.0% of the principal amount of the Cryptodebt plus all accrued and unpaid interest thereon.  If First New York exercises the Put Right at any time on or after November 2, 2015, the amount Overstock shall be obligated to pay to First New York in full satisfaction of all of Overstock’s obligations under the Cryptodebt shall be an amount equal to 102.5% of the principal amount of the Cryptodebt plus all accrued and unpaid interest thereon.  If the Put Right is exercised by First New York, regardless of the date on which the Put Right is exercised, the principal amount outstanding on the Promissory Note and all accrued and unpaid interest thereon (such amount, as of the applicable time of determination, the “Note Prepayment Amount”) shall become due and payable upon the closing of the Put Right transaction.  To exercise the Put Right, First New York shall deliver written notice of its exercise of the Put Right to Overstock at its address set forth on the signature page to this Agreement, or by facsimile to the facsimile number for Overstock set forth on the signature page to this Agreement, such notice to be in substantially the form set forth in Exhibit B to this Agreement (the “Put Notice”).  The closing of the Put Right transaction (and the related settlement of the Promissory Note and the payment of the Note Prepayment Amount) shall occur within two (2) Business Days following the date on which Overstock received the Put Notice (the “Repurchase Date”).  Following the exercise of the Put Right, Overstock and Medici shall take all necessary action to complete the actions contemplated by Section 4.2(f) prior to the Repurchase Date or the Redemption Date (as applicable).  The failure by Overstock or Medici to complete such actions by the Repurchase Date, shall not delay the closing of the Put Right transaction.  At the closing of the Put Right (and the related settlement of the Promissory Note and the payment of the Note Prepayment Amount), the Cryptodebt shall be redeemed upon the payment by Overstock to First New York of the Put Repurchase Price and the Promissory Note shall be settled and cancelled upon the payment by First New York to Overstock of the Note Prepayment Amount; provided that, to the fullest extent possible, the parties shall offset (i) the Note Prepayment Amount against the Put Repurchase Price, and (ii) the Put Repurchase Price against the Note Prepayment Amount, and (i) Overstock shall pay to First New York at the closing of the Put Right transaction any remaining portion of the Put Repurchase Price by wire transfer of immediately available funds, and (ii) First New York shall pay to Overstock at the closing of the Put Right transaction any remaining portion of the Note Prepayment Amount by wire transfer of immediately available funds.  No interest shall be due or payable on any premium to be paid in connection with any exercise of the Put Right.  Interest on the principal amount of the Cryptodebt shall accrue to the Repurchase Date.  Any amounts required to be paid by the parties hereunder shall be paid to the other party by wire transfer of immediately available funds to the bank account of such party listed on Exhibit G.

(h)                                 Redemption Right.  At any time after November 1, 2015, Overstock shall have the right (the “Redemption Right”) to redeem all, but not less than all, of the outstanding Cryptodebt for an amount equal to 105.0% of the principal amount of the Cryptodebt plus all accrued and unpaid interest thereon (the “Redemption Repurchase Price”).   If the Redemption Right is exercised by Overstock, the Note Prepayment Amount shall become due and payable upon the closing of the Redemption Right transaction.  To exercise the Redemption Right, Overstock shall deliver written notice of its exercise of the Redemption Right to First New York at its address set forth on the signature page to this Agreement, or by facsimile to the facsimile number for First New York set forth on the signature page to this Agreement, such notice to be in substantially the form set forth in Exhibit C to this Agreement (the “Redemption Notice”).  The closing of the Redemption Right transaction (and the related settlement of the Promissory Note and the payment of the Note Prepayment Amount) shall occur within two (2) Business Days following the date on which First New York received the Redemption Notice (the “Redemption Date”).  Following the exercise of the Redemption Right, Overstock and Medici shall take all necessary action to complete the actions contemplated by Section 4.2(f) prior to the Redemption Date.  The failure by Overstock or Medici to complete such actions by the Redemption Date, shall not delay the closing of the Redemption Right transaction.  At the closing of the Redemption Right (and the related settlement of the Promissory Note and the payment of the Note Prepayment Amount), the Cryptodebt shall be redeemed upon the payment by Overstock to First New York of the Redemption Repurchase Price and the Promissory Note shall be settled and cancelled upon that payment by First New York to Overstock of the Note Prepayment Amount; provided that, to the fullest extent possible, the parties shall offset the Note Prepayment Amount against the Redemption Repurchase Price and Overstock shall pay to First New York at the closing of the Redemption Right transaction any remaining portion of the Redemption Repurchase Price by wire transfer of immediately available funds to a bank account designated by First New York.  No interest shall be due or payable on the premium to be paid in connection with any exercise of the Redemption Right. Interest on the principal amount of the Cryptodebt shall accrue to the Redemption Date.  Any amounts required to be paid by the parties hereunder shall be paid to the other party by wire transfer of immediately available funds to the bank account of such party listed on Exhibit G.

(i)                                     Default on Cryptodebt.  If Overstock shall fail to pay the principal amount of the Cryptodebt, any accrued interest thereon, or any premium due thereon in connection with any exercise of the Redemption Right on the date any such payment is due or within three Business Days after any such due date, then First New York may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or otherwise.

(j)                                    Default on Promissory Note.  If First New York shall fail to pay the principal amount of the Promissory Note or any accrued interest thereon on the date any such payment is due or within three Business Days after any such due date, then Overstock may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Promissory Note or otherwise.

4.2                               Alternative Trading System; Cryptodebt Registry and Transfer Restrictions.  The parties hereby agree as set forth in this Section 4.2:

(a)                                 The Cryptodebt will be issued as uncertificated digital debt, the ownership, transfer and payment of which will be recorded on a cryptographically-secured distributed ledger system used for trading bitcoin (the “bitcoin blockchain”).

(b)                                 The Cryptodebt will not be listed for trading on any stock exchange or through any National Market System trading platform.  The Cryptodebt cannot be traded without the prior written consent of Overstock and First New York and except by utilizing a novel closed-system trading platform that is a registered Alternative Trading System (“ATS”) and subject to the procedures described below.  The ATS will use the bitcoin blockchain and the distributed ledger technology underlying the bitcoin blockchain.

(c)                                  Prior to the Closing, First New York shall authorize Medici to utilize a software program known as “TØ.com™” to create two asymmetric key pairs (the “Portfolio Keys”) for First New York, which in turn will be used to create two digital wallets for First New York.  One key pair and wallet created for First New York (the “First New York Portfolio Wallet”) shall be used to hold and secure digital assets and liabilities. The second key pair and wallet created for First New York (the “First New York Escrow Wallet”) shall be used to hold digital assets and liabilities related to First New York’s purchase of the Cryptodebt.

(d)                                 Immediately prior to the Closing, Medici shall cause a digital liability denominated in U.S. Dollars in the amount of the purchase price to be issued into the First New York Escrow Wallet. At the Closing, Medici shall cause TØ.com™ to debit the digital liability from First New York’s Escrow Wallet and credit that amount to an Overstock Portfolio Wallet.  Simultaneously, Medici shall cause the Overstock Escrow Wallet to be debited for the amount of the Cryptodebt, which shall be credited to the First New York Portfolio Wallet. Overstock shall redeem the digital liability credited to the Overstock Portfolio Wallet, and upon the First New York Portfolio Wallet being credited for the amount of the Cryptodebt, the Escrow Agent shall transfer the U.S. Dollars proceeds of the transaction to Overstock.

(e)                                  In the event that Overstock consents to a transfer by First New York of the Cryptodebt, in order to transfer ownership of the Cryptodebt to a qualified purchaser, First New York agrees that (i) First New York and its proposed transferee shall present such documentation as may be reasonably required by Overstock or the Transfer Agent, including confirmation and documentation of the status of the proposed transferee as an accredited investor or qualified institutional buyer, as may be required by Overstock, (ii) First New York shall require its proposed transferee to go through a process similar to the procedure described above to create corresponding keys and wallets, and (iii) upon instruction from such proposed transferee and Overstock the Cryptodebt will be moved from the First New York Portfolio Wallet to its transferee’s portfolio wallet.  Such transferee shall deliver a duly completed and accurately executed IRS Form W-9 or IRS Form W-8, as applicable, to the Escrow Agent.  It is acknowledged and agreed that the transfer procedures set forth in this Section 4.2(e) shall not apply with respect to the transfer of the Cryptodebt pursuant to the Put Right or the Redemption Right.

(f)                                   In connection with any exercise of the Put Right or the Redemption Right or payment at maturity or otherwise, Medici shall cause TØ.com™ to debit the Cryptodebt from the First New York Escrow Wallet and credit the amount to an Overstock Portfolio Wallet.

(g)                                  Overstock has designated the bitcoin blockchain distributed ledger as the authoritative source of information about the ownership of the Cryptodebt.  The Transfer Agent shall maintain an independent continuously updated set of records (the “Record”) that will record all transactions as reflected on the bitcoin blockchain distributed ledger.  All transfers of and transactions relating to the ownership of the Cryptodebt by First New York recorded by the Transfer Agent in the Record are subject to the authorization of First New York.  Following the Closing, the Transfer Agent shall not make any change to the Record relating to the ownership of the Cryptodebt by First New York without the prior written consent of First New York.  The Transfer Agent shall provide First New York with an updated copy of the Record immediately following any change to the Record relating to the ownership of the Cryptodebt by First New York or upon request.   In the event of any discrepancy between the balances shown on the ledger and the balances shown in the Transfer Agent’s records, the ledger balances shall control, except that, in the event of any failure of the ledger to be available, the Record shall control.  In no event shall any such adjustment made without the prior written consent of First New York affect the ownership of the Cryptodebt acquired by First New York under this Agreement (including the number of Cryptodebt securities acquired by First New York).

4.3                               Securities Laws Disclosure; Publicity.  Each of Overstock and Medici shall not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated by this Agreement that identifies First New York without the prior written consent of First New York, except as required by applicable Law or regulations of any applicable stock exchange. Notwithstanding the foregoing, Overstock may file with the Commission a Current Report on Form 8-K disclosing the terms of the transactions contemplated hereby, and may file any or all of the Transaction Documents as exhibits thereto, and may disclose the terms of the transactions contemplated hereby in any of its filings with the Commission, and may identify First New York in any such filings.  Overstock shall provide First New York a draft of such Form 8-K for review and approval prior to the filing thereof; provided, however, that Overstock shall not be restricted from making any filing it deems required under applicable Law.  Overstock may make any press release regarding the transactions contemplated hereby that does not identify First New York without any consent of First New York, but will consult with First New York regarding the contents of any such release.

4.4                               Confidentiality After The Date Hereof.  Subject to Section 4.3 hereof, each of the parties hereto shall, and shall cause their respective employees, directors, officers, owners, advisers and controlled affiliates to, maintain the confidentiality of this Agreement and the transactions contemplated hereby and of all disclosures made to it in connection with the foregoing; provided that First New York and Overstock each shall have the right to disclose this Agreement and the transactions contemplated hereby to any of its investors, partners, directors, officers, advisors and representatives and to include information regarding this Agreement and the transactions contemplated hereby in tax filings.

4.5                               Indemnification. Each of Overstock and Medici (jointly and severally) covenants and agrees to indemnify, defend, protect and hold harmless First New York and its officers, directors, control persons, employees, stockholders, representatives, advisors, assigns, successors and Affiliates from, against and in respect of all Adverse Consequences suffered, sustained or incurred or paid by First New York in connection with, resulting from or arising out of, directly or indirectly:

(a)                                 any misrepresentation, breach or inaccuracy of any representation and warranty of Overstock or Medici set forth in this Agreement;

(b)                                 any nonfulfillment or breach of any covenant or agreement on the part of Overstock or Medici set forth in this Agreement or any agreement, certificate or other document delivered by or on behalf of Overstock in connection herewith;

(c)                                  any claim for indemnification, expense reimbursement or other payment required to be made to the Escrow Agent under the Escrow Agreement; and

(d)                                 any Order or Proceeding (including, without limitation inquiries, complaints, litigations, investigations or any similar challenges and inquiries) posed by a Governmental Authority alleging a breach or violation under the Law in connection with this Agreement or any agreement, certificate or other document delivered by or on behalf of Overstock or First New York in connection herewith.

ARTICLE 5

MISCELLANEOUS

5.1                               Termination.   This Agreement may be terminated by either Overstock or First New York by written notice to the other if the Closing has not been consummated within two (2) Business Days following the date of this Agreement.   In the event that this Agreement is terminated in accordance with the terms hereof, each of First New York and Overstock shall be entitled to provide written notice to the Escrow Agent instructing the Escrow Agent to immediately release (a) to First New York, any amounts deposited by First New York with the Escrow Agent in connection with the transactions contemplated by this Agreement, and (b) to Overstock, any amounts deposited by Overstock with the Escrow Agent in connection with the transactions contemplated by this Agreement, in each case to the respective bank accounts of First New York and Overstock listed on Exhibit A to the Schedule A to the Escrow Agreement.  It is

acknowledged and agreed that Overstock will remain responsible for all fees and expenses of the Escrow Agent.

5.2                         Payments Due on Non-Business Days.  Anything in this Agreement or the Cryptodebt or the Promissory Note to the contrary notwithstanding (but without limiting the requirements herein that the repurchase of Cryptodebt pursuant to the Put Right or the Redemption Right, respectively, must occur on a Business Day), any payment of principal of or interest on or premium due in connection with the exercise of the Redemption Right that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided, that if the Maturity Date is a date other than a Business Day, the payment otherwise due on such Maturity Date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

5.3                               Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The fees and expenses of the Escrow Agent shall be paid 100.0% by Overstock at the Closing.

5.4                               Entire Agreement.  The Transaction Documents, together with the exhibits, appendices and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits, appendices and schedules.

5.5                               Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 pm ET on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 pm ET on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.6                               Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by Overstock and First New York.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.7                               Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.8                               Successors and Assigns.  No party hereto may assign any of its rights or obligations hereunder or under any of the Transaction Documents without the written consent of the other parties hereto.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The terms of the Cryptodebt set forth in Section 4.1 and Section 4.2 of this Agreement shall be binding upon and shall inure to the benefit of any Person to whom First New York transfers any Cryptodebt automatically upon such transfer, subject in all cases to Overstock’s prior written consent to any such transfer.

5.9                               No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.10                        Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.11                        Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Cryptodebt and of the Promissory Note.

5.12                        Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a .pdf format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

5.13                        Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.14                        Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

5.15                        Right of Offset.  First New York shall have the right to offset any amount owed to it pursuant to this Agreement against any amount it may owe to Overstock pursuant to this Agreement.  Conversely, Overstock shall have the right to offset any amount owed to it pursuant to this Agreement against any amount it may owe to First New York pursuant to this Agreement.

[Signature Pages Follow]

FNY MANAGED ACCOUNTS LLC SIGNATURE PAGE TO
CRYPTODEBT AND NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Cryptodebt and Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Signature of Authorized
Signatory of FNY Managed Accounts LLC:	/s/ Donald Motschwiller

Name of Authorized Signatory: Donald Motschwiller

Title of Authorized Signatory: Chief Executive Officer

Jurisdiction of Organization of FNY Managed Accounts LLC: Delaware

Principal Place of Business of FNY Managed Accounts LLC: New York

Address for Notice of FNY Managed Accounts LLC:

FNY Capital Management LP

90 Park Avenue, 5th Floor

New York, NY 10016

Attention: Lauren D. Friedman, Shawn I. Fischman

Fax Number of FNY Managed Accounts LLC:

EIN Number of FNY Managed Accounts LLC:

[OVERSTOCK.COM, INC. SIGNATURE PAGE TO
CRYPTODEBT AND NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Cryptodebt and Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Signature of Authorized
Signatory of Overstock:	/s/ Robert Hughes

Name of Authorized Signatory:	Robert Hughes

Title of Authorized Signatory:	Senior Vice President

Jurisdiction of Organization of Overstock: Delaware

Principal Place of Business of Overstock: Salt Lake City, Utah

Address for Notice of Overstock:

Overstock.com, Inc.

6350 South 3000 East

Salt Lake City, Utah 84121

Attention: Raj Karkara

Fax Number of Overstock:

EIN Number of Overstock: 87-0634302

[MEDICI, INC. SIGNATURE PAGE TO
CRYPTODEBT AND NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Cryptodebt and Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Signature of Authorized
Signatory of Medici:	/s/ Michael Skirucha

Name of Authorized Signatory:	Michael Skirucha

Title of Authorized Signatory:	Secretary/Treasurer

Jurisdiction of Organization of Medici:  Utah

Principal Place of Business of Medici: Salt Lake City, Utah

Address for Notice of Medici:

Medici, Inc.

6350 South 3000 East

Salt Lake City, Utah 84121

Attention:  Alec Wilkins

Fax Number of Medici:

EIN Number of Medici:

Schedule I

Required Filings

Name of Filing	Governmental Authority	Filing Date	Information to be Disclosed
Form U-2	New York State	July 27, 2015	New York State securities law consent to service of process
Amendment to Form D	United States Securities and Exchange Commission	Within 15 days after Closing	Information required by Form D
Form 8-K	United States Securities and Exchange Commission	Within 4 Business Days after Closing	Information required by Form 8-K

Exhibit A

Form of Promissory Note

PROMISSORY NOTE

$5,000,000.00	July [•], 2015

For value received, the undersigned, FNY MANAGED ACCOUNTS LLC, a Delaware limited liability company (“Payor”), hereby promises to pay to the order of OVERSTOCK.COM, INC., a Delaware corporation (“Payee”), the principal amount of FIVE MILLION AND NO/100 Dollars ($5,000,000.00), together with interest on the unpaid principal amount hereof at the rate of 3.0% per annum from the date hereof until such principal amount is paid in full, as specified in the Cryptodebt and Note Purchase Agreement dated July   , 2015 by and among Payee, Payor and Medici, Inc., a Utah corporation (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”).  All amounts remaining unpaid under this Promissory Note on July   , 2020 (the “Maturity Date”) shall be due and payable on the Maturity Date.

This Promissory Note is subject to the terms of the Agreement.  Capitalized terms used in this Promissory Note that are defined in the Agreement and not otherwise defined in this Promissory Note have the meanings assigned to such terms in the Agreement.  The Agreement, among other things, contains provisions for acceleration of the maturity of this Promissory Note upon the happening of certain events stated in the Agreement.  The Payor may make prepayments on this Promissory Note at any time without penalty or fee.

The outstanding principal amount hereof shall bear interest at 3.0% per annum and shall be payable annually in arrears for the preceding calendar year on the last business day of each January.  The payment obligations of Payor under this Promissory Note, including interest payments, shall be offset against the interest payments of Payee on the Cryptodebt and the payment obligations of Payee in connection with the redemption of the Cryptodebt, as set forth in the Agreement.  Notwithstanding the foregoing, all then accrued unpaid interest shall be due and payable on the Maturity Date or on the date of any prior voluntary or mandatory prepayment of this Promissory Note.  Both principal and interest are payable in lawful money of the United States of America to the Payee at the location or address specified by the Payee to the Payor in same day funds.  The Payee shall record payments of principal made under this Promissory Note, but no failure of the Payee to make such recordings shall affect the Payor’s repayment obligations under this Promissory Note.

This Promissory Note is made expressly subject to the terms of the Agreement.

The Payor hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and any other notice of any kind.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder of this Promissory Note shall operate as a waiver of such rights.

THIS PROMISSORY NOTE SHALL BE THE GENERAL UNSECURED OBLIGATION OF FNY MANAGED ACCOUNTS LLC AND SHALL HAVE NO CONTRACTUAL PRIORITY OVER ANY OTHER DEBT OF FNY MANAGED ACCOUNTS LLC.

THIS PROMISSORY NOTE SHALL BE DEEMED A CONTRACT UNDER, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

THIS PROMISSORY NOTE, THE AGREEMENT AND THE TRANSACTION DOCUMENTS DESCRIBED IN THE AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN.  ADDITIONALLY, THIS PROMISSORY NOTE, THE AGREEMENT AND THE TRANSACTION DOCUMENTS DESCRIBED IN THE AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[Remainder of page intentionally left blank.  Signature page follows.]

PAYOR:

FNY MANAGED ACCOUNTS LLC

By:

Name:

Title:

[Signature Page to Promissory Note]

Exhibit B

Form of Put Notice

NOTICE OF EXERCISE OF PUT RIGHT

Overstock.com, Inc.

Cryptodebt due 2020

NOTICE IS HEREBY GIVEN pursuant to Section 4.1(g) of the Cryptodebt and Note Purchase Agreement dated July   , 2015 (as amended to the date hereof, the “Agreement”), by and among Overstock.com, Inc., a Delaware corporation (“Overstock”), Medici, Inc., a Utah corporation, and FNY Managed Accounts LLC, a Delaware limited liability company (“First New York”), that First New York hereby elects to exercise its right to require Overstock to repurchase the Cryptodebt (as defined in the Agreement).

Pursuant to Section 4.1(g) of the Agreement, Overstock shall be required to repurchase the Cryptodebt on the Repurchase Date, on the terms set forth in the Agreement.

First New York acknowledges that unless Overstock defaults in making the repurchase payment, interest on the Cryptodebt will cease to accrue on and after the Repurchase Date and the only remaining right of First New York is to receive payment on the terms set forth in the Agreement.

Any payments shall be made to the relevant party pursuant to the Agreement (including the wire instructions set forth on Exhibit G).

FNY MANAGED ACCOUNTS LLC

By:
Name:
Title:

Dated:

Exhibit C

Form of Redemption Notice

NOTICE OF REDEMPTION

Overstock.com, Inc.

Cryptodebt due 2020

NOTICE IS HEREBY GIVEN pursuant to Section 4.1(h) of the Cryptodebt and Note Purchase Agreement, dated July   , 2015 (as amended to the date hereof, the “Agreement”), by and among Overstock.com, Inc., a Delaware corporation (“Overstock”), Medici, Inc., a Utah corporation, and FNY Managed Accounts LLC, a Delaware limited liability company (“First New York”), that Overstock has elected to redeem on           , 201  (the “Redemption Date”) all of its outstanding Cryptodebt (as defined in the Agreement).

All Cryptodebt outstanding on the Redemption Date will be redeemed on the terms set forth in the Agreement.

Unless Overstock defaults in making the redemption payment, interest on the Cryptodebt will cease to accrue on and after the Redemption Date and the only remaining right of First New York is to receive the Redemption Repurchase Price.

Any payments shall be made to the relevant party pursuant to the Agreement (including the wire instructions set forth on Exhibit G).

OVERSTOCK.COM, INC.

By:
Name:
Title:

Dated:

Exhibit D

FORM OF AUTHORIZATION FOR CREATION OF
ASYMMETRIC KEY PAIRS AND DIGITAL WALLETS

July [  ], 2015

Pursuant to and in accordance with the terms of that certain Cryptodebt and Note Purchase Agreement, dated or expected to be dated on or about the date hereof (the “Purchase Agreement”), by and among FNY Managed Accounts L.L.C., a Delaware limited liability company (“First New York”), Overstock.com, Inc., a Delaware corporation (“Overstock”), and Medici, Inc., a Utah corporation and majority-owned subsidiary of Overstock (“Medici”), First New York hereby authorizes Medici to utilize the software program known as “TØ.com™” to create two asymmetric key pairs for First New York, which in turn will be used to create two digital wallets for First New York that will be used to hold and secure certain digital assets and liabilities as contemplated by the Purchase Agreement, and to take such further actions in connection therewith as may be reasonably necessary to effect the foregoing. If the proposed parties to the Purchase Agreement agree not to pursue the transactions contemplated by the draft Purchase Agreement, or if the Purchase Agreement is terminated prior to the Closing, this authorization shall cease to be of any further force or effect for any action after any such agreement not to pursue the transactions or any such termination.

[Signature page immediately follows.]

IN WITNESS WHEREOF, the Undersigned has executed this Authorization for Creation of Asymmetric Key Pairs and Digital Wallets effective as of the date first written above.

FNY MANAGED ACCOUNTS L.L.C.

By:
Name:
Title:

[Signature Page to Authorization for Creation of Asymmetric Key Pairs and Digital Wallets]

Exhibit E

Form of Restrictive Legend for Transfer Agent’s Records re the Cryptodebt

THE OFFER AND SALE OF THE DEBT SECURITIES ISSUED BY OVERSTOCK TO FNY MANAGED ACCOUNTS LLC AS NOTED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT), OR ANY STATE SECURITIES LAWS (STATE ACTS). THE DEBT SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE DEBT SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO OVERSTOCK THAT SUCH REGISTRATION IS NOT REQUIRED.

Exhibit F

Form of Joint Written Instruction to Escrow Agent

July   , 2015

VIA ELECTRONIC MAIL

Citi Private Bank

Attn: William Lynch

153 East 53rd Street, 23rd floor

New York, NY 10022

Telephone:  (212) 783-7108

Facsimile: 212-783-7131

E-mail: william.lynch@citi.com

Re:                             Release of Escrowed Funds

Reference is made to that certain Cryptodebt and Note Purchase Agreement (the “Purchase Agreement”), dated as of July     , 2015, by and among Overstock.com, Inc., a Delaware corporation (“Overstock”), Medici, Inc., a Utah corporation and majority-owned subsidiary of Overstock (“Medici”), and FNY Managed Accounts LLC, a Delaware limited liability company (“First New York”) and wholly-owned subsidiary of First New York Securities L.L.C., a New York limited liability company, and to that certain Escrow Agreement, dated as of July    , 2015 (the “Escrow Agreement”), among Citibank, N.A. (the “Escrow Agent”), Overstock and First New York.

The parties hereto acknowledge and agree that, upon the closing of the transactions contemplated by the Purchase Agreement, (a) $5,200,000 is due and payable to First New York and (b) $5,000,000 is due and payable to Overstock in accordance with Section 2.2 of the Purchase Agreement.

Pursuant to Section II of Schedule A (“Schedule A”) to the Escrow Agreement, the undersigned hereby instruct that as promptly as practicable on the date hereof, the Escrow Agent disburse (a) $5,200,000 from the Escrowed Funds (as defined in Schedule A) to First New York and (b) 5,000,000 from the Escrowed Funds to Overstock in accordance with the instructions set forth below:

Recipient of Funds	Amount of Funds to be Disbursed to Recipient	Wire Instructions
First New York	$5,200,000	Bank: ABA#: Account Number:
Overstock	$5,000,000	Bank: ABA#: Account Name: Account Number:

Sincerely,

FNY MANAGED ACCOUNTS LLC

By:
Name:
Title:

OVERSTOCK.COM, INC.

By:
Name:
Title:

[Signature Page to Joint Written Instructions]

Exhibit G

Bank Account Information for Exercise of Put Right or Redemption Right

Recipient of Funds	Wire Instructions
FNY Managed Accounts LLC	Bank: Routing ABA Number: Account Number:

Overstock	Bank: ABA#: Account Name: Account Number: